SCHEDULE 14A INFORMATION
      PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE
                       ACT OF 1934 (Amendment No. ______)

Filed by the registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]        Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]        Definitive Proxy Statement
[ ]        Definitive Additional Materials
[ ]        Soliciting Material Pursuant toss.240.14a-12

                            RELM WIRELESS CORPORATION
                (Name of Registrant as Specified in Its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)      Title of each class of securities to which transaction applies:

      (2)      Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      (5)      Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)      Amount Previously Paid:
                                         ---------------------------------------

      (2)      Form, Schedule or Registration Statement No.:
                                                            --------------------

      (3)      Filing Party:
                                 -----------------------------------------------

      (4)      Date Filed:
                                 -----------------------------------------------

                            RELM WIRELESS CORPORATION
                              7100 TECHNOLOGY DRIVE
                          WEST MELBOURNE, FLORIDA 32904

                       2002 ANNUAL MEETING OF STOCKHOLDERS



                                  June 6, 2002






Dear Stockholder:

     You are cordially invited to attend the 2002 Annual Meeting of Stockholders of RELM Wireless Corporation which will be held at 9:00 a.m., Eastern Time, on Tuesday, July 9, 2002, at the offices of RELM Wireless Corporation, 7100 Technology Drive, West Melbourne, Florida 32904.

     The matters to be presented at the meeting are described in the Notice of 2002 Annual Meeting of Stockholders and Proxy Statement which accompany this letter.

     We hope you will be able to attend the meeting, but, whatever your plans, we ask that you please complete, execute and date the enclosed proxy card and return it in the envelope provided so that your shares will be represented at the meeting.

     We look forward to seeing you at the meeting.

                                   Sincerely,

                                   /s/ David P. Storey
                                   --------------------------------------
                                   David P. Storey
                                   PRESIDENT AND CHIEF EXECUTIVE OFFICER

                            RELM WIRELESS CORPORATION
                              7100 TECHNOLOGY DRIVE
                          WEST MELBOURNE, FLORIDA 32904

                  NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON TUESDAY, JULY 9, 2002

         The annual meeting of stockholders of RELM Wireless Corporation (the "Corporation") will be held at 9:00 a.m., Eastern Time, on Tuesday, July 9, 2002, at the offices of the Corporation, 7100 Technology Drive, West Melbourne, Florida for the following purposes:

         o To elect seven (7) directors to hold office until the annual meeting of stockholders in 2003 and until their respective successors are duly elected and qualified;

         o To ratify the selection of Ernst & Young LLP as independent certified public accountants for the year ending December 31, 2002; and

         o To transact such other business properly brought before the stockholders at the meeting.

         This notice, together with the accompanying proxy statement and enclosed proxy card, will be mailed to stockholders on or about June 6, 2002.

         The board of directors has set the close of business on May 21, 2002 as the record date of the meeting. Stockholders of record at the close of business on May 21, 2002 will be entitled to notice of and to vote at the annual meeting or any adjournment or continuation of the meeting. Each share of common stock is entitled to one vote. The proxy card provided with the proxy statement indicates the number of shares of the Corporation's common stock that you own and are entitled to vote. A list of stockholders will be available for inspection at the meeting.

         All stockholders are cordially invited to attend the annual meeting.

                                         By Order of the Board of Directors,

                                         /s/William P. Kelly
                                         ------------------------------------
                                         William P. Kelly, Secretary


West Melbourne, Florida
June 6, 2002

         WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                            RELM WIRELESS CORPORATION

            --------------------------------------------------------

                       2002 ANNUAL MEETING OF STOCKHOLDERS

                                  JULY 9, 2002

            --------------------------------------------------------

                                 PROXY STATEMENT

            --------------------------------------------------------

             GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING


WHY DID YOU SEND ME THIS PROXY STATEMENT?

         We sent you this proxy statement and the enclosed proxy card because the Company's board of directors is soliciting your proxy to vote at the 2002 Annual Meeting of Stockholders. This proxy statement summarizes the information you need to know to vote at the annual meeting on July 9, 2002, and at any adjournment or postponement of the meeting, for the purposes indicated in the accompanying Notice of 2002 Annual Meeting of Stockholders. However, you do not need to attend the annual meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

         This proxy statement and the accompanying form of proxy will be mailed to stockholders on or about June 6, 2002. The annual report which accompanies the proxy materials is not to be regarded as proxy soliciting material.

WHO CAN VOTE?

         You can vote your shares of common stock if our records show that you owned the shares at the close of business on May 21, 2002. A total of 8,121,174 shares of common stock can vote at the annual meeting. You get one vote for each share of common stock you own. The enclosed proxy card shows the number of shares you can vote.

HOW DO I VOTE BY PROXY?

         Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the annual meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope. The proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on a proposal, the proxyholders will vote for you on that proposal. Unless you instruct otherwise, the proxyholders will vote FOR each of the seven director nominees, and FOR the ratification of Ernst & Young LLP as independent certified public accountants.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

         The matters described in this proxy statement are the only matters we know will be voted on at the annual meeting. If other matters are properly presented at the meeting, the proxyholders will vote your shares as they see fit.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

         Yes. At any time before the vote on a proposal, you can change your vote either by giving our corporate secretary a written notice revoking your proxy card or by signing, dating and returning to us a new proxy card. We will honor the proxy card with the latest date.

CAN I VOTE IN PERSON AT THE ANNUAL MEETING RATHER THAN BY COMPLETING THE PROXY CARD?

         Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the annual meeting and vote your shares in person.

WHAT DO I DO IF MY SHARES ARE HELD IN "STREET NAME"?

         If your shares are held in the name of your broker or other nominee, that party should give you instructions for voting your shares.

HOW ARE VOTES COUNTED?

         We will hold the annual meeting if holders of a majority of the shares of common stock entitled to vote either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

WHO WILL COUNT THE VOTES?

         American Stock Transfer & Trust Company, RELM's transfer agent, will tabulate the returned proxy votes by mail and the independent inspector of the election will tabulate the votes at the meeting. The inspector of election will treat shares represented by properly signed and returned proxies that reflect abstentions from voting as shares that are present and entitled to vote for purposes of determining the presence of a quorum on all matters.

         If your shares are held in the name of a broker or nominee, and you do not tell the broker or nominee how to vote your shares (so-called "broker non-votes"), the nominee can vote them as it sees fit only on matters that are deemed to be routine, and not on any other proposal. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be voted on that matter. However, the inspector of election will treat "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

WHO PAYS FOR THIS PROXY SOLICITATION?

         We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this. We may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and we will reimburse such persons for their expenses in so doing.

         None of the actions to be voted upon at the 2002 Annual Meeting of Stockholders shall create dissenters' rights under the General Corporation Law of the State of Nevada.

         You are requested, regardless of the number of shares you hold, to sign the proxy and return it promptly in the enclosed envelope.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         At the annual meeting, seven nominees will be elected as directors. In accordance with our By-Laws, the board of directors has set the size of the board at seven directors. The directors elected will hold office until the next annual meeting of stockholders, and until their respective successors are duly elected and qualified.

         NOMINATIONS. At the annual meeting, we will nominate the persons named in this proxy statement as directors. Although we do not know of any reason why one of these nominees might not be able to serve, the board of directors will propose a substitute nominee if any nominee is not available for election. The proxies will then be voted for such other person as the board of directors may recommend, unless the board of directors reduces the number of directors. All of the nominees are currently members of the board of directors of RELM.

         GENERAL INFORMATION ABOUT THE NOMINEES. Our board of directors is set at seven persons. Set forth below is certain information concerning the nominees for election as directors and as our executive officers. The ages listed for the nominees are as of April 30, 2002. Our directors nominees are:

NAME                                    AGE    POSITION
----                                    ---    --------
Donald F. U. Goebert                    65     Chairman of the Board
David P. Storey                         49     President, Chief Executive Officer, and Director
Buck Scott                              72     Director
Robert L. MacDonald (1)                 74     Director
Ralph R. Whitney Jr. (1)                66     Director
James C. Gale (1)(2)                    51     Director
George N. Benjamin, III (1)(2)          64     Director

-------------
(1)      Member of the Audit Committee.

(2)      Member of the Compensation Committee.

         Each director holds his office until the next annual meeting of stockholders unless he resigns or is removed or disqualified. Officers are elected by the board of directors and any number of offices may be held by the same person.

         The business experience of our executive officers and directors is set forth below:

         DONALD F. U. GOEBERT has been our Chairman of the Board (and a director of our predecessor) since March 1968. He was the President of our predecessor from March 1968 to October 1988, and our President and Chief Executive Officer from April 1993 to December 1997. He has been President of Chester County Fund, Inc., a commercial real estate company, since 1968. Mr. Goebert is a director of Investors Insurance Group, Inc., a commercial insurance company.

         DAVID P. STOREY has been our President and Chief Executive Officer since July 2000, after serving as our Chief Operating Officer from June 1998 to July 2000. From November 1994 to June 1998, he was Senior Vice President of Manufacturing of ANTEC Corp., a communications electronics company.

         WILLIAM P. KELLY has been our Vice President - Finance and Chief Financial Officer since July 1997 and our Secretary since June 2000. From October 1995 to June 1997, he was Vice President and Chief Financial Officer of our subsidiary, RELM Communications, Inc. From January 1993 to October 1995, he was the Financial Director of Harris Corp. Semiconductor Sector.

         BUCK SCOTT has been a director (and a director of our predecessor) since 1980. Mr. Scott has been a private investor since January 1995. Mr. Scott was the President of Electrical Energy Enterprises, Inc., a distributor of electrical power equipment, from 1991 through 1994.

         ROBERT L. MACDONALD has been a director since February 1991. He is retired. From 1953 to 1993, he was a director of Financial Aid Wharton Graduate Division and Lecturer in Management, Wharton School, University of Pennsylvania.

         RALPH R. WHITNEY JR. has been a director since January 1992. Since January 1971, Mr. Whitney has been the President and Chief Executive Officer of Hammond Kennedy Whitney & Co., Inc., an investment banking company. Mr. Whitney serves as a director in IFR Systems, Inc., a manufacturer of test equipment for the military, Baldwin Technology Co., Inc., a manufacturer of printing press equipment, First Technology, PLC, a manufacturer and supplier of electronic optical sensors, Reinhold Industries, Inc., a manufacturer of composite components in the aerospace, defense and commercial lighting industries, and DURA Automotive Systems, Inc., a manufacturer of automobile windows, seat and door assemblies.

         JAMES C. GALE has been a director since October 1993. Since September 1998, Mr. Gale has been a Managing Director of Sanders Morris Harris, an investment banking company. From 1991 to 1998, Mr. Gale was a Managing Director of Gruntal & Co., L.L.C., an investment banking and management company. Mr. Gale is a director of Latshaw Enterprises, Inc., a manufacturer of power and electrical cables, eResearch Technology, Inc., a provider of clinical research support, and Amarin Corporation plc., a specialty pharmaceutical company.

         GEORGE N. BENJAMIN, III has been a director since January 1996. He has been the President and CEO of Keystone Networks, Inc. an optical network developer since November, 1999, and was the President and CEO of BICC Cables Corp., N.A., a manufacturer of electrical wires and cable, from August 1998 through June 1999. He has been the Consultant and Partner in Trig Systems, LLC, a management and consulting company, since July 1987, President and CEO of Tie Communications, Inc., a provider of telecommunication products, software and services, from April 1992 to November 1995, and Group Vice President of The Marmon Group, Inc., a management consulting company, prior to April 1992.

         Our other key employees and their biographies are as follows:

         HAROLD B. COOK, age 56, has been our Vice President of Operations since July 2000. Mr. Cook joined RELM in April 1997 as Director of Manufacturing. Prior to joining us, Mr. Cook held the position of Director of Manufacturing Operations at Computer Products Incorporated, Fujitsu America Inc., and Ampro Corporation. Mr. Cook also held operations management positions at Storage Technology Corporation and Harris Corporation. Mr. Cook holds a Bachelor's degree in business administration and economics from Rollins College.

         THOMAS L. MORROW, age 50, has been our Senior Vice President and Director - Government and Public Safety Sales and Marketing since December 1999. From 1997 to December 1999, he was the owner of Tomorrow Sales and Marketing Alternatives. From 1996 to 1997, he was Vice President World Wide Systems at E.F. Johnson Company. From 1995 to 1996, he was Senior Vice President North America Operations at Stanilite Pacific, LTD. From 1993 to 1995, he was Territory Manager at Motorola, Inc. Mr. Morrow holds a Bachelor's degree in marketing and international business from the University of Colorado.

         VOTE REQUIRED. Under the Nevada General Corporation Law, directors are elected by the affirmative vote of a plurality of the votes cast for the respective nominees. Proxies that are marked "Withhold Authority" and broker non-votes, if any, will not affect the outcome of the election of directors.

            THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE
                        "FOR" ALL NOMINEES FOR DIRECTOR.

         MEETINGS OF THE BOARD OF DIRECTORS. The board of directors held six meetings during fiscal year 2001, and each of the directors attended at least seventy-five percent (75%) of the aggregate number of meetings of the board of directors and committees (if any) on which he served.

         COMMITTEES OF THE BOARD OF DIRECTORS. The board of directors has an Audit Committee and a Compensation Committee. The board of directors does not have a committee whose functions include nominating directors and does not have an executive committee. The following chart describes the function and membership of each committee and the number of times it met in 2001.

                          AUDIT COMMITTEE - 8 MEETINGS

  Function                                                                         Members
  -----------------------------------------------------------------------------    --------------------------------------
o        Recommends independent auditors                                           Robert L. MacDonald
o        Reviews internal financial information                                    Ralph R. Whitney Jr.
o        Reviews report of audit and management letter                             James C. Gale
o        Participates in the determination of the adequacy of the internal         George N. Benjamin, III
         accounting control                                                        (Chair)
o        Reviews the results of audits with the independent auditors
o        Oversees quarterly and yearly reporting
o        Responsible for policies, procedures and other matters relating to business integrity, ethics and conflicts of interests
o        Reviews and approves a charter for the audit committee

Our board of directors adopted a charter for the Audit Committee on June 5, 2000.

                       COMPENSATION COMMITTEE - 1 MEETING

  Function                                                                         Members
  --------------------------------------------------------------------------       ---------------------------------------
o        Reviews and approves compensation and benefit programs                    James C. Gale
o        Establishes and approves compensation of officers and                     George N. Benjamin, III (Chair)
         management employees
o        Adapts and administers stock option plans

                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee oversees the Company's financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee has reviewed and discussed the audited financial statements in the annual report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

         The Committee reviewed and discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee by SAS 61 (codification on Statements on Auditing Standards, AU 380). In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, and the Committee has received the written disclosures and the letter from the independent auditors required by the Independence Standards Board No. 1 and has considered the compatibility of nonaudit services with the auditors' independence.

         The Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held eight meetings during fiscal year 2001.

         In reliance on the reviews and discussions referred to above, the Committee recommended to the board of directors (and the board has approved) that the audited financial statements be included in the Company's annual report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Committee and the board have also recommended, subject to shareholder approval, the selection of the Company's independent auditors for the year ending December 31, 2002.

         The board has determined that all members of the Audit Committee are "independent" as that term is defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers.


                                                    AUDIT COMMITTEE

                                                    George N. Benjamin  (Chair)
                                                    James C. Gale
                                                    Robert L. MacDonald
                                                    Ralph R. Whitney Jr.

       SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, NOMINEES,
                             AND EXECUTIVE OFFICERS

         The table below shows, as of May 10, 2002, the number of shares of common stock beneficially owned by:

         o each person whom we know beneficially owns more than 5% of the common stock,

         o        each director and nominee for director,

         o each Named Officer included in the Summary Compensation Table, and

         o        all executive officers and directors as a group.

                                                                  SHARES OF COMMON STOCK
                                                                   BENEFICIALLY OWNED(2)
                                                  ------------------------------------------------------
NAME AND ADDRESS OF
BENEFICIAL OWNER(1)                                       NUMBER OF SHARES            PERCENT OF CLASS
----------------------------                      --------------------------------  --------------------
  Special Situations Private Equity Fund,                     523,077  (3)                   6.1%
  L.P., MG Advisers L.L.C., Austin W.
  Marxe, and David Greenhouse
  153 East 53 Street, New York, NY 10022


  Donald F.U. Goebert                                       1,416,297  (4)(5)(6)            17.4%
  400 Willowbrook Lane
  West Chester, PA 19382


  Ralph R. Whitney, Jr.                                        55,469  (7)                      *

  Buck Scott                                                   86,165  (7)                   1.1%

  James C. Gale                                             1,156,110  (7)(8)               14.2%

  George N. Benjamin, III                                      56,578  (7)                      *

  Robert L. MacDonald                                          25,000  (7)                      *

  David P. Storey                                             374,500  (7)                   4.4%

  William P. Kelly                                            177,800  (7)                   2.1%

  All executive officers and directors                      3,347,919  (2)(4)(5)(6)         38.1%
   as a group (9 persons)                                              (7)(8)

---------------
* Less than 1%

1) The address of each executive officer and each director is c/o Relm Wireless Corporation, 7100 Technology Drive, West Melbourne, Florida 32904.

2) Based on 8,121,174 shares of common stock issued and outstanding as of May 10, 2002. Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of common stock listed, which include shares of common stock that such persons have the right to acquire beneficial ownership of within 60 days from May 10, 2002.

3) As disclosed in the Schedule 13G filed by Special Situations Private Equity Fund, L.P. ("Special Situations), MG Advisers L.L.C., its general partner ("MG,"), Austin Marxe ("Marxe") and David Greenhouse ("Greenhouse"), dated April 11, 2000, Special Situations and MG are deemed to have sole power to vote or to direct the vote and to dispose or to direct the disposition of 523,077 shares. Marxe and Greenhouse are deemed to have shared power to vote or dispose of the shares by virtue of being executive officers of MG Advisors. These shares are issuable upon conversion of an 8% Convertible Subordinated Promissory Note due December 31, 2004 with a principal amount of $1,700,000, at an exercise price of $3.25.

4) Includes 90,942 shares owned by Chester County Fund, Inc., the majority stockholder of which is Mr. Goebert, and 60,000 shares owned by a partnership controlled by Mr. Goebert.

5) Includes 23,366 shares held in a custodial account for our Employee Stock Purchase Program, of which Mr. Goebert is a custodian, and 789 shares held in a Trust under our 401(k) plan, of which Mr. Goebert is a Trustee.

6) Includes 809,154 shares held jointly with his wife, and 3,887 shares held in the name of his wife.

7) Share ownership of the following persons includes immediately exercisable options or warrants as follows: for Mr. Whitney - 25,000 shares; for Mr. Scott - 25,000 shares; for Mr. Gale - 25,000 shares; for Mr. Benjamin - 25,000 shares; for Mr. MacDonald - 25,000 shares; for Mr. Storey - 374,500 shares; and for Mr. Kelly - 177,800 shares.

8) Mr. Gale and his wife jointly own 20,000 shares of our common stock. Additionally, Mr. Gale is managing director of Sanders Morris Harris ("SMH"), an investment banking company. Sanders Morris Harris Corporate Management LLC ("SMH LLC"), an affiliate of SMH, manages two funds which purchased our common stock in the rights offering which closed in March 2002 as follows: (i) 173,888 shares are owned by Corporate Opportunities Fund LP ("COF LP"); and (ii) 937,222 shares are owned by Corporate Opportunities Fund (Institutional) LP ("COFI".) Mr. Gale is Chief Investment Officer of SMH LLC. All shares are owned directly by the funds. In the rights offering, COF LP acquired warrants to purchase 173,888 shares which are exercisable commencing on February 12, 2003, and COFI acquired warrants to purchase 937,222 shares which are exercisable on February 12, 2003.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely on a review of Forms 3 and 4 furnished to the Company under Rule 16a-3 promulgated under the Exchange Act, with respect to fiscal 2001, the Company is not aware of any director or officer who failed to file on a timely basis, as disclosed in such forms, reports required by Section 16(a) of the Exchange Act during fiscal 2001, except for Messrs. Benjamin, Gale, and Scott, each of whom failed to file one Form 4 report disclosing one transaction.

COMPENSATION OF MANAGEMENT

         The following table sets forth the annual and long term compensation during each of the last three years paid by us to Messrs. Storey and Kelly, who served as our President and Chief Executive Officer and Executive Vice President
- Finance, Chief Financial Officer, and Secretary, respectively, during 2001 (each a "Named Officer.") No other executive officer was paid salary and bonus compensation by us which exceeded $100,000 during 2001.

                           SUMMARY COMPENSATION TABLE

                                                       Annual Compensation            Long-Term Compensation Awards
                                             --------------------------------------   ------------------------------
                                                                           Other       Securities
                                                                           Annual      Underlying       All Other
     Name and Principal                       Salary        Bonus       Compensation  Compensation    Compensation
          Position                 Year        ($)          ($)             ($)         Options(#)       ($)(1)
------------------------------   --------    --------     ---------    --------------  ------------   -------------
David P. Storey                    2001      203,486             -             -        245,000           7,105
President and                      2000      192,385        20,833             -         55,000           3,000
Chief Executive                    1999      224,982             -             -        145,000           1,957
Officer

William P. Kelly                   2001      129,187             -             -        177,500           4,390
Executive Vice                     2000      122,844        20,833             -         50,000           3,000
President - Finance,               1999      113,197             -             -         75,000           3,000
Chief Financial Officer and
Secretary

         (1) The amounts shown in the column titled "All Other Compensation" for the years 1999 and 2000 include employer contributions to our 401(k) plan, and for the year 2001 include both employer contributions to our 401(k) plan and disability insurance premiums paid by the Company for the benefit of the Named Officers.

         The Named Officers did not receive any other annual compensation not categorized as salary or bonus except for perquisites and other personal benefits which in the aggregate did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for such named officer.

STOCK OPTION GRANTS

         The following table contains information concerning the grant of stock options under our 1997 Stock Option Plan to the Named Officers during 2001. In addition, the table shows the hypothetical gains or "option spreads" that would exist for the respective options. These gains are based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term.


                              OPTION GRANTS IN 2001

                                                                                     Potential Realizable
                            Number of                                                   Value at Assumed
                           Securities                                                Annual Rates of Stock
                           Underlying   Percentage of                                  Price Appreciation
                             Options    Total Options     Exercise or                  for Option Term(3)
                             Granted   to Employees in    Base Price    Expiration -------------------------
   Name                      (#)(1)          2001           ($/Sh)        Date(2)     5%($)          10%($)
------------------       -----------    --------------    -----------  ---------   -----------   ------------
David P. Storey             245,000         46.4%             $1.10     11/20/11   $169,487.10    $429,513.59
William P. Kelly            100,000         19.0%             $1.00     07/18/11   $ 62,889.46    $159,374.25
                             77,500         14.7%             $1.10     11/20/11   $ 53,613.27    $135,866.54

         (1) All options that were granted in 2001 to the Named Officers are incentive stock options ("ISOs") under ss.422 of the Internal Revenue Code of 1986, as amended. The options have the following vesting schedule: for Mr. Storey, 60% on November 19, 2001, 25% on November 19, 2002, 15% on November 19, 2003; for Mr. Kelly, for the grant of 100,000, 50% on July 17, 2001, 25% on July 17, 2002, and 25% on July 17, 2003, and for the grant of 77,500, 52% on November 19, 2001, 24% on November 19, 2002, and 24% on November 19, 2003. The options were granted at fair market value on the date of the grant.

         (2) The term of the Option is ten (10) years from the date of grant unless terminated earlier due to termination of employment, disability or death.

         (3) The potential realizable value of the options granted in 2001 was calculated by multiplying the number of shares underlying the options by the excess of (a) the assumed market value of our common stock, if the market value of our common stock were to increase 5% or 10% in each year of the options' 10-year term over (b) the base price shown. This calculation does not take into account any taxes or other expenses which might be owed. The 5% and 10% appreciation rates are set forth in the Securities and Exchange Commission rules and no representation is made that our common stock will appreciate at these assumed rates or at all.

         We do not currently have (and have not previously had) any plan pursuant to which any stock appreciation rights ("SARs") may be granted.

STOCK OPTION EXERCISES AND HOLDINGS

         The following table sets forth information relating to stock options exercised during 2001 by each of the Named Officers and the number and value of stock options held on December 31, 2001 by each of them.

        AGGREGATE OPTION EXERCISES IN FISCAL YEAR ENDED DECEMBER 31, 2001
                        AND FISCAL YEAR-END OPTION VALUES

                                                             Number of Securities
                                                         Underlying Unexercised           Value of Unexercised
                            Shares         Value               Options at                In-the-Money Options at
                          Acquired on    Realized           Dec. 31, 2001 (#)             Dec. 31, 2001 ($)(1)
         Name            Exercise (#)       ($)       Exercisable     Unexercisable   Exercisable   Unexercisable
-----------------------  -------------- ------------ ---------------  --------------- ------------------------------
David P. Storey                  -            -         349,500          195,500      $2,750.00                 -
William P. Kelly                 -            -         177,800          124,700      $5,000.00         $2,500.00

         (1) The total value of unexercised options is based upon the difference between the last sales price of our common stock on the NASDAQ National Market System on December 31, 2001, which was $1.05 per share, and the exercise price of the options, multiplied by the number of shares underlying the options.

             EMPLOYMENT AGREEMENT AND CHANGE IN CONTROL ARRANGEMENTS

         We have Post-Termination Benefits Agreements with David P. Storey and William P. Kelly, our key executives. The agreements provide an incentive for the executives to remain in our employ should a merger, sale, change in control or other transaction occur by providing severance compensation if the executives are terminated within six months following such a change of control or other transaction. If an executive is terminated within the six month period, the executive will be entitled to receive compensation equal to such executive's annual compensation, payable in one lump sum within five business days after the date of termination. In addition, all stock options granted under the 1997 Stock Option Plan shall vest as of the closing date of a change of control or other such transaction. The post-termination agreements also subject the executives to general confidentiality and non-disparagement provisions as well as non-competition and non-solicitation provisions for one year following termination. Unless we provide written notice to the executives, the post-termination agreements will automatically terminate on October 1, 2002.

DIRECTORS' COMPENSATION

         During 2001, we paid to each of our non-employee directors meeting fees of $1,000 for attendance at each board meeting and $500 for attendance at each meeting of any committee of the board of directors which was not held in conjunction with a meeting of the board. During 2001, we paid $50,000 to Mr. Goebert for his services as Chairman of the Board. Pursuant to the terms of the 1996 Non-Employee Director Stock Option Plan, each non-employee director also receives stock options in lieu of a quarterly cash retainer for service as a director. Also, pursuant to the terms of the Plan, a grant of a stock option for the purchase of 5,000 shares is made to each non-employee director on the date of each annual meeting of shareholders at which that person is elected or re-elected as a director (or if the annual meeting has not been held by June 30 of that year the grant is made as of June 30th of that year to each of the persons qualifying and who has been a non-employee director for at least three months). Options are granted at an exercise price equal to the fair market value of our common stock on the date of grant, become fully exercisable eleven months after the date of grant, or earlier upon a change of control as defined in the Plan, and expire five years from the date of grant or earlier in the event service as a director ceases. On June 13, 2001, a grant of stock options for the purchase of 5,000 shares was made to each of our non-employee directors at an exercise price of $1.03 per share.

                        REPORT OF COMPENSATION COMMITTEE

GENERAL PHILOSOPHY ON EXECUTIVE COMPENSATION

         The Company's compensation program for the Named Officers, as well as for its other executive officers, is administered by the board of directors with the advice and counsel of the Compensation Committee of the Board. The members of the Compensation Committee provide such advice and counsel through their participation as directors in meetings of the Board and as members of the Compensation Committee in separate meetings of the Compensation Committee. During 2001, the Compensation Committee consisted of two outside directors, George N. Benjamin, III, Chairman and James C. Gale, whom are nominees for reelection as directors. The Compensation Committee held one meeting during 2001.

         The Company's officer compensation is composed of base salary, incentive compensation in the form of an annual cash bonus and discretionary long-term incentive compensation in the form of stock options. Each officer is also a participant in medical and life insurance, a non-contributory 401(k) and other plans which are generally made available to employees of the Company or of the business units managed by such officer.

         The Compensation Committee and the board of directors strive to offer to the Company's officers a compensation package consisting of base salary and incentive compensation which will attract, retain, motivate, and reward talented executives. To achieve their objectives, the Compensation Committee and the board evaluate the performance of the Company's officers and consider data on other companies in its industry which are comparable in size, location and financial performance. The Compensation Committee and the Board intend to base a significant portion of the compensation of senior executives upon the Company's financial success so that the Company's officers are rewarded on the same basis as the Company's stockholders.

         As President and Chief Executive Officer, Mr. Storey's annual salary is $203,490. Consistent with the compensation objectives of the Compensation Committee and the Board, the use of stock options has also been a material part of the compensation package for Mr. Storey. In 2001, Mr. Storey received an option under the Company's 1997 Stock Option Plan for the purchase of up to 245,000 shares of our common stock. Such options vested 60% on November 19, 2001, 25% on November 19, 2002, and 15% on November 19, 2003. Stock options constituting a less material element of overall compensation, have also been granted to William P. Kelly and other key employees of RELM and its subsidiaries.

         From time to time, the Board, upon the recommendation of the Compensation Committee, implements bonus plans or grants discretionary bonus payments to its executive and other officers based upon performance criteria and the results of the Company's operations. It is the continuing philosophy of the Compensation Committee to include corporate goals, stock price, and financial results measured by return on stockholder equity as determinants of total executive compensation. No bonuses were paid to executive or other officers in 2001.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

         The Internal Revenue Code of 1986, as amended, provides that publicly-held corporations may not deduct, for federal income tax purposes, non-performance based compensation for its chief executive officer and certain other executive officers to the extent that such compensation exceeds $1,000,000 for the executive. The Compensation Committee and the board intend to take such actions as are appropriate to qualify compensation paid to executives for deductibility under these recent amendments. In this regard, base salary and bonus levels are expected to remain well below the $1,000,000 limitation in the foreseeable future. Options granted under the Company's stock option plans are designed to constitute performance-based compensation, which would not be included in calculating compensation for purposes of the $1,000,000 limitation.

                                           COMPENSATION COMMITTEE

                                           George N. Benjamin, III, Chairman
                                           James C. Gale, Director


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         During 2001, the Compensation Committee of our board of directors was composed of independent, outside directors, Messrs. Gale and Benjamin (Chairman). As noted above, our compensation program for our executives is administered by the board of directors with the advice and counsel of the Compensation Committee. As a result, during 2001, Mr. Storey provided input to the deliberations by the Compensation Committee and the board concerning executive compensation. Mr. Storey did not vote as a member of the board in any board action which affected his own compensation.

         Neither of the Compensation Committee members is or has been an officer or employee of us or any of our subsidiaries. In addition, neither Gale nor Benjamin has, or has had, any relationship with us which is required to be disclosed in this proxy statement. No RELM executive officer currently serves on the compensation committee or any similar committee of another public company.

                          STOCK PRICE PERFORMANCE GRAPH



                                [OBJECT OMITTED]



COMMON STOCK PERFORMANCE

         The graph above compares the five-year cumulative total stockholder return on our stock with the five-year cumulative total return of the Nasdaq Stock Index, U.S. ("Nasdaq") and the Nasdaq non-financial stocks index ("Composite"). The comparison covers the five years ended December 31, 2001 and is based on an assumed $100 investment on December 31, 1996.


---------------------------------------------------------------------------
                                     NASDAQ NFS
                     NASDAQ           COMPOSITE               RELM
---------------------------------------------------------------------------
   12/31/1996              100                    100                 100
   12/31/1997         122.4822               117.0539            224.0889
   12/31/1998         172.7035               171.8409            45.36296
   12/31/1999         320.8801               336.8392            92.59259
   12/31/2000         193.0035               196.3482            12.02963
   12/31/2001         153.1342               150.0472            31.11111
---------------------------------------------------------------------------

        PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP
                   AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

         Upon recommendation of our audit committee, our board of directors selected Ernst & Young LLP (E&Y) as our independent auditors for the fiscal year 2002. We are submitting our selection of independent auditors for ratification at the Annual Meeting.

         Representatives of E&Y are expected to be present at the annual meeting and will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

         The amount of fees billed by our independent auditors and the nature of the work for which these fees were billed are as follows:

         Audit Fees
         ----------
         Aggregate fees billed for E&Y's audit of our annual financial statements for the year ended December 31, 2001 and for their reviews of the financial statements included in our Forms 10-Q for the fiscal year ended December 31, 2001 totaled $100,000.

         Financial Information Systems Design and Implementation Fees
         ------------------------------------------------------------
         No fees were incurred or billed for any financial information systems design and implementation services rendered by E&Y for the fiscal year ended December 31, 2001.

         All Other Fees
         --------------
         Aggregate fees billed for all other services rendered by E&Y for the fiscal year ended December 31, 2001 totaled $80,398. The audit committee has determined that all services rendered under "All Other Fees" have had no impact on our auditor's independence.

         VOTE REQUIRED. Pursuant to the Nevada General Corporation law, Proposal 2 will be approved if the number of votes cast in favor of the Proposal exceeds the number of votes cast against the Proposal. Abstentions and broker non-votes will have no effect on the outcome.

             THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
                           VOTE "FOR" THIS PROPOSAL 2.

                             REPORT TO STOCKHOLDERS

         A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001, AND ANY AMENDMENTS THERETO, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO, WILL BE FURNISHED WITHOUT CHARGE TO ANY STOCKHOLDER UPON WRITTEN REQUEST TO US AT 7100 TECHNOLOGY DRIVE, WEST MELBOURNE, FLORIDA, ATTENTION: WILLIAM P. KELLY, EXECUTIVE VICE PRESIDENT - FINANCE, CHIEF FINANCIAL OFFICER AND SECRETARY.

                              STOCKHOLDER PROPOSALS

         A stockholder proposal submitted for inclusion in the proxy statement and form of proxy for our annual meeting of stockholders to be held in 2003 must be received by us before February 6, 2003. Notice of a stockholder's proposal submitted for consideration at the annual meeting of stockholders, which is not submitted for inclusion in our proxy statement, will be considered untimely on April 22, 2003, and the persons named in the proxies solicited for the 2003 Annual Meeting of Stockholders may exercise discretionary voting power with respect to any such proposal. Proposals or notices should be sent to our executive offices at 7100 Technology Drive, West Melbourne, Florida, Attention:
Secretary.

                                  OTHER MATTERS

         The board of directors does not intend to present, and has no knowledge that others will present, any other business at the annual meeting. If, however, any other matters are properly brought before the annual meeting, it is intended that the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their best judgment.

         Kindly date, sign and return the enclosed proxy card.

                                         By Order of the Board of Directors


                                         /s/David P. Storey
                                         --------------------------------------
                                         David P. Storey
                                         President and Chief Executive Officer

                            RELM WIRELESS CORPORATION
                      THIS PROXY IS SOLICITED ON BEHALF OF
               THE BOARD OF DIRECTORS OF RELM WIRELESS CORPORATION


         The undersigned, a holder of common stock of RELM WIRELESS CORPORATION, hereby constitutes and appoints DAVID P. STOREY and WILLIAM P. KELLY, and each of them acting individually, as the attorney and proxy of the undersigned, with full power of substitution, for and in the name and stead of the undersigned, to attend the Annual Meeting of Stockholders of the Company to be held on Tuesday, July 9, 2002 at 9:00 a.m., at the offices of RELM Wireless Corporation, 7100 Technology Drive, West Melbourne, Florida, and any adjournment of postponement thereof, and thereat to vote all shares of RELM's Common Stock which the undersigned would be entitled to vote if personally present, as follows:


                     (Please sign and date on reverse side)

         ---------------------------------------------------------------

                         Annual Meeting of Stockholders
                            RELM WIRELESS CORPORATION

                                  July 9, 2002

                 Please Detach and Mail in the Envelope Provided

         ---------------------------------------------------------------

A [X]  Please mark your vote as in this example.

1.       ELECTION OF DIRECTORS.

    VOTE FOR EACH OF THE
     NOMINEES LISTED          WITHHOLD AUTHORITY      NOMINEES FOR ELECTION
        AT RIGHT               FOR ALL NOMINEES            AS DIRECTORS:

         [ ]                        [ ]                 Donald F.U. Goebert
                                                        David P. Storey
                                                        Buck Scott
                                                        Robert L. MacDonald
                                                        Ralph R. Whitney, Jr.
                                                        James C. Gale
                                                        George N. Benjamin, III

INSTRUCTIONS:

To withhold authority to vote for any individual nominee, write that Nominee's name on the line provided below:


--------------------------------------------------------------------------------

2. Ratification of Ernst & Young LLP as independent certified public accountants for the year ending December 31, 2002.

         [ ] FOR                  [ ] AGAINST                     [ ] ABSTAIN

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF
           DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING.

         The undersigned hereby acknowledges receipt of the notice of annual meeting and proxy statement of RELM Wireless Corporation.

         PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.


Signature
          -----------------------------------------
Signature                                             Dated:             , 2002.
          -----------------------------------------           -----------
                IF SHARES HELD JOINTLY


NOTE: Please mark, date and sign exactly as your name appears on this proxy card. When shares are held jointly, both holders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If the holder is a corporation or partnership, the full corporate or partnership name should be signed by a duly authorized officer.